UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 7, 2025

HORIZON TECHNOLOGY FINANCE CORPORATION
(Exact name of Registrant as Specified in Its Charter)

Delaware	814-00802	27-2114934
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

312 Farmington Avenue
Farmington, CT 06032
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (860) 676-8654

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	HRZN	The Nasdaq Stock Market LLC
4.875% Notes due 2026	HTFB	The New York Stock Exchange
6.25% Notes due 2027	HTFC	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b- 2 of the Securities Exchange Act of 1934.

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Section 8 Other Events Item 8.01. Other Events

You should carefully consider information contained in this current report on Form 8-K before making a decision to purchase our securities. Except as set forth below, there have been no material changes known to us during the quarter ended June 30, 2025 to the risk factors discussed in “Risk Factors” in Part I, Item 1A of our annual report on Form 10-K for the year ended December 31, 2024, filed with the SEC on March 4, 2025. The risks and uncertainties described below and in our annual report on Form 10-K are not the only ones we may face. Additional risks and uncertainties not currently known to us or that we currently deem to be immaterial also may materially adversely affect our business, financial condition and/or operating results. If any of the risks listed below or in our annual report on Form 10-K actually occur, our business, financial condition or results of operations could be materially adversely affected. If that happens, you may lose all or part of your investment.

On August 7, 2025, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Monroe Capital Corporation, a Maryland corporation (“MRCC”), HMMS, Inc., a Maryland corporation and wholly owned subsidiary of the Company (“Merger Sub”), Monroe Capital BDC Advisors, LLC (“MC Advisors”), an investment adviser to MRCC, and Horizon Technology Finance Management LLC, an investment adviser to the Company (“HTFM”). The Merger Agreement provides that, subject to the conditions set forth in the Merger Agreement, immediately following the Asset Sale (as defined below) and at the effective time of the Merger (the “Effective Time”), Merger Sub will merge with and into MRCC, with MRCC continuing as the surviving company and as a wholly owned subsidiary of the Company and, immediately thereafter, MRCC will merge with and into the Company, with the Company continuing as the surviving company (collectively, the “Merger”). The boards of directors of both the Company and MRCC, including each of their respective independent directors (in each case, on the recommendation of a special committee of each such board comprised solely of certain independent directors of the applicable board) have approved the Merger Agreement and the transactions contemplated in this current report on Form 8-K.

On August 7, 2025, MRCC also entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with Monroe Capital Income Plus Corporation, a Maryland corporation (“MCIP”), and MC Advisors, pursuant to which, subject to the satisfaction or waiver of the closing conditions set forth in the Asset Purchase Agreement, on the closing date of the transactions contemplated by the Asset Purchase Agreement (the “Closing Date”), MCIP will acquire all of MRCC’s investment assets and liabilities at fair value, as determined shortly before the Closing Date, for cash (the “Asset Sale” and together with the Merger, the “Transactions”). Under the Asset Purchase Agreement, the Asset Sale is contingent upon, and will become effective immediately prior to the effectiveness of, the Merger.

Risks Relating to the Merger

The termination of the Merger Agreement and/or Asset Purchase Agreement could negatively impact us.

If the Merger Agreement and/or Asset Purchase Agreement are terminated, we may suffer adverse consequences, including:

●	our business may be adversely impacted due to the opportunity cost of pursuing the transaction rather than other beneficial opportunities due to the focus of management on the Transactions;
●	we would not realize any of the anticipated benefits of the Transactions;

●
the market price of our common stock may decline, including to the extent that the market price prior to termination reflects perceived synergies and strategic advantages in the Transactions as well as market assumptions that the Transactions will close as contemplated; and

●	we may not be able to find another party willing and able to undertake a similar transaction that would provide the same potential advantages to us.

The Transactions are subject to customary closing conditions, including stockholder approvals. If such conditions are not satisfied or waived, the Transactions will not close, which may result in material adverse consequences to our business, operations and business prospects.

The Transactions are subject to customary closing conditions, including certain approvals of our and MRCC’s respective stockholders. If such conditions are not satisfied, the Transactions will not close. We currently expect that all of our directors and executive officers will vote their shares of our common stock in favor of the proposals to be presented at our special meeting of stockholders. If our stockholders do not approve the Merger, and the Transactions are not completed, the resulting failure of the Transactions could have a material adverse impact on our business, operations and business prospects.

The closing condition that our stockholders approve the issuance of the shares of our common stock pursuant to the Merger Agreement (the “Merger Stock Issuance Proposal”) at our special meeting of stockholders as described in the Merger Agreement may not be waived under applicable law and must be satisfied for the Merger to be completed. If the stockholders of Monroe Capital Corporation (“MRCC”) do not approve the Merger and the Transactions are not completed, the resulting failure of the Transactions could have a material adverse impact on our business, operations and business prospects. In addition to the required approvals of our, Monroe Capital Income Plus Corporation ("MCIP") and MRCC’s stockholders, the Transactions are subject to a number of other conditions beyond our control or the control of MCIP and MRCC. These conditions may prevent, delay or otherwise materially adversely affect Transactions from being completed. None of MCIP, MRCC or the Company can predict whether and when these other conditions will be satisfied.

If the Transactions do not close, we will not benefit from the expenses incurred in their pursuit.

The Transactions may not be completed. If the Transactions are not completed, we will have incurred substantial expenses for which no ultimate benefit will be received. We have incurred and will incur substantial out-of-pocket expenses in connection with the Transactions for investment banking, legal and accounting fees, financial printing and other Transaction-related expenses, much of which will be incurred even if the Transactions are not completed.

Because the market price of our common stock will fluctuate, our stockholders and the stockholders of MRCC cannot be sure of the market value of the amount of Merger Consideration to be paid to MRCC’s stockholders until the closing of the Merger.

At the effective time of the Merger, each share of MRCC common stock issued and outstanding immediately prior to such time (other than shares owned by us or any of our consolidated subsidiaries) will be converted into the right to receive a number of shares of our common stock equal to an exchange ratio to be determined not more than 48 hours prior to the effective time, plus cash (without interest) in lieu of fractional shares. For illustrative purposes, based on June 30, 2025 net asset values of MRCC and us, and including Transaction-related costs and other tax-related distributions, we would issue approximately 24.6 million shares of our common stock in the aggregate pursuant to the Merger Agreement and based on the number of shares of MRCC common stock outstanding as of that date, resulting in pro forma ownership of the Company of 63.1% for our current stockholders and 36.9% for MRCC’s current stockholders.

The market value of the shares of our common stock to be received by MRCC’s stockholders (together with cash received by MRCC’s common stockholders in lieu of fractional shares, the “Merger Consideration”) may vary from our common stock’s closing price on the date the Merger was announced, on the date of the filing of this current report, on the date our joint proxy statement/prospectus is mailed to our stockholders, on the date of our special meeting of stockholders or the date of MRCC’s special meeting of stockholders and on the date the Merger is completed and thereafter. Any change in the market price of our common stock prior to completion of the Merger will affect the market value of the Merger Consideration that MRCC’s stockholders will receive upon completion of the Merger.

Accordingly, at the time of our special meeting of stockholders, our stockholders and MRCC’s stockholders will not know or be able to calculate the amount of Merger Consideration they would receive upon completion of the Merger. Under the terms of the Merger Agreement, we and MRCC are not permitted to terminate the Merger Agreement or to resolicit the vote of their respective stockholders solely because of changes in the market price of shares of our common stock after our special meeting of stockholders.

The market price and liquidity of the market for our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance.
These factors include:

●
significant volatility in the market price and trading volume of securities of business development companies or other companies in our sector, which are not necessarily related to the operating performance of the companies;

●	changes in regulatory policies, accounting pronouncements or tax guidelines, particularly with respect to RICs and business development companies;
●	loss of our qualification as a RIC or business development company;
●	changes in market interest rates and decline in the prices of debt;
●	changes in earnings or variations in operating results;
●	changes in the value of our portfolio investments;
●	changes in accounting guidelines governing valuation of our investments;
●	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;
●	departure of key personnel of the investment adviser for our or any of our affiliates’ key personnel;
●	operating performance of companies comparable to us;
●	general economic trends and other external factors; and
●	loss of a major funding source.

If the Transactions close as contemplated, we will receive a substantial amount of cash, as net proceeds, that we must then deploy, and you may not agree with the way we allocate the net proceeds from the Transactions.

Upon the closing of the Transactions, based upon net asset values of our and MRCC’s shares as of June 30, 2025, we expect to receive approximately $165 million in cash proceeds. To deploy that cash, we must identify and invest in loans and other assets consistent with our investment strategy. Depending on market conditions, it may be difficult to identify a sufficient number of investments compatible with our strategy at pricing that generates attractive returns to the stockholders of the combined company. Our ability to identify suitable investments will depend on conditions in the market for loans immediately after the closing of the Transactions, and any disruption in the lending market at that time could require that we delay our investments or make investments on less favorable terms than we would typically require. We may also invest in companies with which you may not agree. If we are unable to make appropriate, attractive investments, our returns will diminish as we hold cash or cash equivalents that generate returns lower than returns we typically earn on our debt investments until such time as we can invest the net proceeds of the Transactions in debt investments.

We could have indemnification obligations to our directors or officers and MRCC’s directors or officers.

Under the terms of the Merger Agreement, we have agreed to indemnify our directors and officers and MRCC’s directors or officer who may become the subject of claims based on the fact that such person is or was our director or officer or MRCC’s director or officer and pertaining to actions occurring at or prior to the effective time of the Merger. Uncertainty with respect to the outcome of these obligations could have a material adverse impact on us and the surviving company following the consummation of the Transactions.

The Merger Agreement and Asset Purchase Agreement limit our ability to pursue alternatives to the Transactions.

The Merger Agreement and Asset Purchase Agreement contain provisions that limit our ability to discuss, facilitate or commit to alternative third-party proposals to enter into a business combination or other similar control transaction. These provisions, which are customary for transactions of this type and include an aggregate of $10.8 million in termination fees payable by a third-party acquiror under certain circumstances, may discourage an interested party that might have an interest in combining with us from considering or proposing such a transaction even if it were prepared to value such a combination more highly than the amounts agreed in the Merger.

We and MRCC are subject to operational uncertainties and contractual restrictions while the Transactions are pending.

Uncertainties about the impact of the Transactions may have an adverse effect on us and on MRCC and, consequently, on the combined company following completion of the Merger. These uncertainties may cause those that deal with us and MRCC to change their existing business relationships with us and MRCC. In addition, the Merger Agreement contains representations, warranties and covenants, including covenants relating to the operation of each of MRCC’s business and our business during the period prior to the closing of the Merger. These provisions may restrict us and MRCC from taking actions that we might otherwise consider to be in our best interests. Also, these restrictions may prevent us and MRCC from pursuing certain business opportunities that may arise prior to the completion of the Transactions.

We, MRCC and MCIP may waive one or more conditions to the Transactions without resoliciting stockholder approval.

Certain conditions to our, MRCC’s and MCIP’s obligations to complete the Transactions may be waived, in whole or in part, to the extent legally allowed, either unilaterally or by the agreement of us and MRCC or MRCC and MCIP, as applicable. In the event that any such waiver does not require any re-solicitation of stockholders, the parties to the Merger Agreement and Asset Purchase Agreement will have the discretion to complete the Transactions without seeking further stockholder approval. However, the conditions requiring the approval of the Transactions by our stockholders cannot be waived.

The market price of our common stock after the Merger will be affected by factors different from those affecting our common stock price prior to our signing the Merger Agreement.

Our existing business after the Merger closes will be impacted by the increase in cash and outstanding shares of our stock as a result of the Merger. Accordingly, the results of operations of the combined company, and the market price of our common stock after the Merger, may be affected by factors different from those currently affecting our independent operations. Accordingly, the historical trading prices and financial results of MRCC may not be indicative of these matters for the combined company following the Merger.

We may not replicate our historical performance, or the historical success of MRCC.

Following the consummation of the Transactions, we cannot provide any assurance that we will replicate our own historical performance, the historical success of MRCC or the historical performance of other companies advised by HTFM and MC Advisors in the past. Accordingly, our investment returns could be substantially lower than the returns achieved by us in the past, by MRCC, or by such other funds managed by HTFM or MC Advisors.

Forward-Looking Statements

Some of the statements in this Current Report on Form 8-K constitute forward-looking statements because they relate to future events, future performance or financial condition of HRZN and the proposed merger of MRCC with and into HRZN. All statements, other than historical facts, including but not limited to statements regarding the expected timing of the closing of the proposed transactions; the ability of the parties to complete the proposed transactions considering the various closing conditions; the expected benefits of the proposed transactions such as improved operations, enhanced revenues and cash flow, growth potential, market profile and financial strength; the competitive ability and position of the surviving companies following completion of the proposed transactions; and any assumptions underlying any of the foregoing, are forward-looking statements. Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “could,” “project,” “predict,” “continue,” “target” or other similar words or expressions. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove to be incorrect, actual events and results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Certain factors could cause actual results and conditions to differ materially from those projected, including the uncertainties associated with (i) the timing or likelihood of the proposed transactions closing; (ii) the expected synergies and savings associated with the proposed transactions; (iii) the ability to realize the anticipated benefits of the proposed transactions; (iv) the possibility that one or more of the various closing conditions to the transactions may not be satisfied or waived on a timely basis or otherwise, including risks that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the proposed transactions, may require conditions, limitations or restrictions in connection with such approvals or that the required approvals by the shareholders of MRCC and/or HRZN may not be obtained; (v) the possibility that competing offers or acquisition proposals will be made; (vi) risks related to diverting management's attention from ongoing business operations; (vii) the risk that shareholder litigation in connection with the proposed transactions may result in significant costs of defense and liability; (viii) changes in the economy, financial markets and political environment, including the impacts of inflation and interest rates; (ix) risks associated with possible disruption in the operations of MRCC and HRZN or the economy generally due to terrorism, war or other geopolitical conflict, natural disasters, tariffs or public health crises and epidemics; (x) future changes in laws or regulations (including the interpretation of these laws and regulations by regulatory authorities); (xi) conditions in MRCC’s and HRZN’s operating areas, particularly with respect to BDCs or regulated investment companies; and (xii) other considerations that may be disclosed from time to time in MRCC’s and HRZN’s publicly disseminated documents and filings. There is no assurance that the market price of HRZN’s shares, either absolutely or relative to net asset value, will increase as a result of any share repurchases, to the extent effectuated, or that any repurchase plan will enhance shareholder value over the long term. HRZN has based the forward-looking statements included in this Current Report on Form 8-K on information available to it on the date hereof, and neither HRZN nor its affiliates assume any obligation to update any such forward-looking statements. Although HRZN undertakes no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that HRZN may make directly to you or through reports that HRZN in the future may file with the SEC, including the Joint Proxy Statement and the Registration Statement (each as defined below), annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

Additional Information and Where to Find It

In connection with the proposed transactions, HRZN and MRCC plan to file with the SEC and mail to their respective shareholders a joint proxy statement on Schedule 14A (the “Joint Proxy Statement”), and HRZN plans to file with the SEC a registration statement on Form N-14 (the “Registration Statement”) that will include the Joint Proxy Statement and a prospectus of HRZN. The Joint Proxy Statement and the Registration Statement will each contain important information about HRZN, MRCC, the Merger and related matters. This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. SHAREHOLDERS OF HRZN AND MRCC ARE URGED TO READ THE JOINT PROXY STATEMENT AND REGISTRATION STATEMENT, AND OTHER DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT HRZN, MRCC, THE MERGER AND RELATED MATTERS.

Investors and security holders will be able to obtain the documents filed with the SEC free of charge at the SEC’s website, http://www.sec.gov or, for documents filed by HRZN, from HRZN’s website at https://ir.horizontechfinance.com/ and, for documents filed by MRCC, from MRCC’s website at https://ir.monroebdc.com/. No information contained on either of HRZN’s or MRCC’s website is incorporated by reference in this communication and you should not consider that information to be part of this filing.

Participants in the Solicitation

HRZN, its directors, certain of its executive officers and certain employees and officers of Monroe Capital LLC and its affiliates may be deemed to be participants in the solicitation of proxies from the shareholders of MRCC and HRZN in respect of the proposed transactions. Information about the directors and executive officers of HRZN is set forth in its definitive proxy statement on Schedule 14A for its 2025 Annual Meeting of Stockholders, which was filed with the SEC on April 17, 2025 (as modified by the amendment to the definitive proxy statement on Schedule 14A for its 2025 Annual Meeting of Stockholders filed with the SEC on May 15, 2025, the “HRZN Proxy Statement”), as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of the HRZN Proxy Statement. MRCC, its directors, certain of its executive officers and certain employees and officers of Monroe Capital LLC and its affiliates may be deemed to be participants in the solicitation of proxies from the shareholders of MRCC and HRZN in respect of the proposed transactions. Information about the directors and executive officers of MRCC is set forth in its proxy statement for its 2025 Annual Meeting of Stockholders (the “MRCC Proxy Statement”), which was filed with the SEC on April 21, 2025, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of the MRCC Proxy Statement. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the HRZN and MRCC shareholders in respect of the proposed transactions and related shareholder approvals will be contained in the Joint Proxy Statement when such document becomes available. These documents may be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K is not, and under no circumstances is it to be construed as, a prospectus or an advertisement, and the communication of this report is not, and under no circumstances is it to be construed as, an offer to sell or a solicitation of an offer to purchase any securities in MRCC, HRZN, MCIP or in any fund or other investment vehicle managed by Monroe Capital LLC or any of its affiliates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Horizon Technology Finance Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORIZON TECHNOLOGY FINANCE CORPORATION
Date: August 14, 2025	By:	/s/ Michael P. Balkin.
	Name:	Michael P. Balkin.
	Title:	Chief Executive Officer